                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2004

                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                       1-7573                  73-0618660
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


                         1401 Enclave Parkway, Suite 600
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

       On August 18, 2004, Parker Drilling Company issued a press release, a copy of which is included herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

       The following material is furnished pursuant to Item 5 as an exhibit to this Current Report on Form 8-K.

       (c)    Exhibits.

       99.1   Press Release of Parker Drilling Company issued August 18, 2004.

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PARKER DRILLING COMPANY


Dated:  August 18, 2004                       By: /s/ James W. Whalen
                                                 -------------------------------
                                                 James W. Whalen
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------
99.1         Press Release of Parker Drilling Company issued August 18, 2004


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